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Exhibit 10.7

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 7, 2023 (this “Sixth Amendment”), by and among Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), and Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms not otherwise defined in this Sixth Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement, dated as of December 3, 2021, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 31, 2022, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of January 31, 2023, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of February 28, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, together with all exhibits and schedules attached thereto, the “Existing Credit Agreement” and as amended by the Sixth Amendment, the “Amended Credit Agreement”);

WHEREAS, in accordance with Section 1.13 of the Existing Credit Agreement, (a) the Administrative Agent has determined with respect to Loans denominated in Dollars that syndicated loans are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate for Dollars, (b) the Administrative Agent and the Borrower Representative may amend (without the consent of any other Person) the Existing Credit Agreement solely for the purpose of replacing the LIBO Rate for Dollars in accordance with Section 1.13 of the Existing Credit Agreement with a LIBO Successor Rate and (c) this Sixth Amendment will become effective on the Sixth Amendment Effective Date so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted this Sixth Amendment to all Lenders, written notice of objection from the Required Dollar Lenders to the Term SOFR Adjustment applicable to the 2021 Repricing Dollar Term Loans;

WHEREAS, in connection with the implementation of a LIBO Successor Rate, the Administrative Agent has elected to exercise its right to make Successor Rate Conforming Changes and amendments implementing such Successor Rate Conforming Changes without any further action or consent of any other party to the Existing Credit Agreement or any other Loan Document (other than the Borrower Representative (such consent not to be unreasonably withheld or delayed)); and

WHEREAS, in accordance with Section 9.02(d)(iii) of the Existing Credit Agreement, (a) the Administrative Agent and the Borrower Representative have jointly identified certain ambiguities, mistakes, defects, inconsistencies and obvious errors of a technical nature in Section 2.25 of the Existing Credit Agreement and (b) the Administrative Agent and the Borrower Representative may amend (without the consent of any other Person) the Existing Credit Agreement solely for the purpose of updating these ambiguities, mistakes, defects, inconsistencies and obvious errors of a technical nature;

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NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Existing Credit Agreement.

Subject to satisfaction (or waiver) of the conditions set forth in Section 3 below, on the Sixth Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) and to add (x) the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (y) the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in Annex I attached hereto (as set forth in such Annex I, the “Amended Credit Agreement”).

SECTION 2. [Reserved].

SECTION 3. Conditions to Effectiveness of this Sixth Amendment.

The effectiveness of this Sixth Amendment is subject to the satisfaction (or waiver) of the following conditions and this Sixth Amendment shall become effective on the time at which such conditions are satisfied or waived (such date, the “Sixth Amendment Effective Date”):

(a) this Sixth Amendment shall have been duly executed by the Borrower Representative and the Administrative Agent party to the Existing Credit Agreement as in effect immediately prior to the date hereof (which may include a copy transmitted by facsimile or other electronic method); and

(b) The Administrative Agent shall not have received by 5:00 p.m. (New York City time) on June 7, 2023 (such date being the fifth (5th) Business Day after the Administrative Agent posted this Sixth Amendment to all Lenders) written notice of objection from the Required Dollar Lenders to the Term SOFR Adjustment applicable to the 2021 Repricing Dollar Term Loans.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Sixth Amendment, the Borrower Representative hereby represents and warrants to the Administrative Agent and the Lenders party hereto that:

(a) The execution, delivery and performance by the Borrower Representative of this Amendment (i) are within the Borrower Representative’s corporate or other organizational power and (ii) have been duly authorized by all necessary corporate or other organizational action of the Borrower Representative. This Amendment has been duly executed and delivered by the Borrower Representative and is a legal, valid and binding obligation of the Borrower Representative, enforceable in accordance with its terms, subject to the Legal Reservations.

(b) The execution and delivery of this Amendment by the Borrower Representative and the performance by the Borrower Representative of its obligations hereunder (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) in connection with the Perfection Requirements and (C) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which would not be reasonably expected to have a Material Adverse Effect, (ii) will not violate any (A) of the Borrower Representative’s Organizational Documents or (B) Requirement of Law applicable to the Borrower Representative, which violation, in the case of this clause (ii)(B), would reasonably be expected to have a Material Adverse Effect and (iii) will not violate or result in a default under any material Contractual Obligation to which the Borrower Representative is a party, which violation, in the case of this clause (iii), would reasonably be expected to result in a Material Adverse Effect.

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SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Sixth Amendment does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) (i) On behalf of each of Holdings, Intermediate Dutch Holdings, each other Borrower and each Subsidiary Guarantor, the Borrower Representative (i) acknowledges and agrees that on and after the Sixth Amendment Effective Date, this Sixth Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Sixth Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Sixth Amendment.

(d) On and after the Sixth Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement and (ii) this Sixth Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6. Transitions to SOFR Provisions.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Documents, all Loans denominated in Dollars outstanding under the Credit Agreement as of the Sixth Amendment Effective Date that are LIBO Rate Loans (collectively, the “Existing USD LIBO Rate Loans”) shall continue to accrue interest based on the LIBO Rate (plus the Applicable Rate applicable to such LIBO Loans as of the date hereof immediately prior to giving effect to this Amendment) and their applicable existing Interest Periods (as each such term is defined in the Credit Agreement) until the last day of the Interest Period applicable to each such Existing USD LIBO Rate Loans (provided, that in no event shall an Existing USD LIBO Rate Loan be permitted to be continued as a LIBO Rate Loan after the termination or expiration of its applicable Interest Period), and thereafter, all such Existing USD LIBO Rate Loans shall either be Loans that bear interest based on the Term SOFR or Alternate Base Rate as determined in accordance with the Amended Credit Agreement; and

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(b) Subject to any express limitations set forth in the immediately preceding clause (a), the terms of the Existing Credit Agreement as in effect immediately prior to the effectiveness of this Amendment in respect of the administration of LIBO Rate Loans (solely with respect to the Existing USD LIBO Rate Loans) shall remain in effect from and after the Sixth Amendment Effective Date until the last day of the Interest Period applicable to each such Existing USD LIBO Rate Loans, in each case, solely for purposes of administering the Existing USD LIBO Rate Loans (including, without limitation, with respect to the payment of interest accrued thereon, determination of breakage fees and other related subject matter set forth in the Existing Credit Agreement).

SECTION 7. Amendments; Execution in Counterparts; Severability.

(a) This Sixth Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 1.13 and Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this Sixth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Sixth Amendment in any jurisdiction.

SECTION 8. Administrative Agent. The Borrower Representative acknowledges and agrees that Bank of America, in its capacity as administrative agent under the Existing Credit Agreement, will continue to serve as Administrative Agent under the Amended Credit Agreement.

SECTION 9. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS SIXTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SIXTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 10. Headings. Section headings in this Sixth Amendment are included herein for convenience of reference only, are not part of this Sixth Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Sixth Amendment.

SECTION 11. Counterparts. This Sixth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Sixth Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Sixth Amendment. It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

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SECTION 12. Guarantor Consent and Reaffirmation. On behalf of itself and each of the Loan Guarantors, the Borrower Representative hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect), (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement and (v) nothing contained in this Sixth Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NIELSEN CONSUMER, INC., as Borrower Representative

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

[Signature Page to Sixth Amendment to Credit Agreement]

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Taelitha Bonds-Harris
Name:	Taelitha Bonds-Harris
Title:	Assistant Vice President

[Signature Page to Sixth Amendment to Credit Agreement]